                                                                    Exhibit 10.1

                            CAPITAL RE CORPORATION

                        1997 EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS


                                                                                   Page
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1. PURPOSE .....................................................................    1
2. DEFINITIONS .................................................................    1
3. ADMINISTRATION ..............................................................    3
     3.1. Committee ............................................................    3
     3.2. No Liability .........................................................    3
4. STOCK .......................................................................    3
5. ELIGIBILITY .................................................................    3
6. EFFECTIVE DATE AND TERM .....................................................    3
     6.1. Effective Date .......................................................    3
     6.2. Term .................................................................    4
7. GRANT OF OPTIONS ............................................................    4
8. LIMITATION ON INCENTIVE STOCK OPTIONS .......................................    4
9. OPTION AGREEMENTS ...........................................................    4
10. OPTION PRICE ...............................................................    4
11. TERM AND EXERCISE OF OPTIONS ...............................................    5
     11.1. Term ................................................................    5
     11.2. Exercise by Optionee ................................................    5
     11.3. Option Period and Limitations on Exercise ...........................    5
     11.4. Method of Exercise ..................................................    5
     11.5. Parachute Limitations ...............................................    6
12. TRANSFERABILITY OF OPTIONS .................................................    7
     12.1. Transferability of Options ..........................................    7
     12.2. Family Transfers ....................................................    7
13. TERMINATION OF SERVICE RELATIONSHIP ........................................    7
14. RIGHTS IN THE EVENT OF DEATH OR DISABILITY .................................    8
     14.1. Death ...............................................................    8
     14.2. Disability ..........................................................    8
15. USE OF PROCEEDS ............................................................    9
16. SECURITIES LAWS ............................................................    9
17. EXCHANGE ACT: RULE 16b-3 ...................................................    9
     17.1. General .............................................................    9
     17.2. Compensation Committee ..............................................    9
     17.3. Restriction on Transfer of Stock ....................................   10
18. AMENDMENT AND TERMINATION ..................................................   10
19. EFFECT OF CHANGES IN CAPITALIZATION ........................................   10
     19.1. Changes in Stock ....................................................   10
     19.2. Reorganization With Corporation Surviving ...........................   10
     19.3. Other Reorganizations; Sale of Assets or Stock ......................   11
     19.4. Adjustments .........................................................   11
     19.5. No Limitations on Corporation .......................................   11
20. WITHHOLDING ................................................................   11
21. DISCLAIMER OF RIGHTS .......................................................   12
22. NONEXCLUSIVITY .............................................................   12
23. GOVERNING LAW ..............................................................   12


                             CAPITAL RE CORPORATION
                        1997 EMPLOYEE STOCK OPTION PLAN

          CAPITAL RE CORPORATION, a Delaware corporation (the "Corporation"), sets forth herein the terms of the 1997 Employee Stock Option Plan (the "Plan") as follows:

1.        PURPOSE

          The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to continue to service the Corporation. Stock options granted under the Plan will be Incentive Stock Options within the meaning of
Section 422 of the Code or non-incentive stock options as specifically designated at the time of grant.

2.        DEFINITIONS

          For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

          2.1 "Affiliate" means any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

          2.2       "Board" means the Board of Directors of the Corporation.

          2.3 "Cause" means, unless otherwise defined in an Option Agreement, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Subsidiaries or Affiliates.

          2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.5 "Committee" means the Compensation Committee of the Board which must consist of no fewer than two members of the Board and shall be appointed by the Board.

          2.6       "Corporation" means Capital Re Corporation.

          2.7 "Effective Date" means the date of adoption of the Plan by the Board.

          2.8 "Employer" means Capital Re Corporation or other Affiliate which employs the designated recipient of an Option.

          2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.10 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date (or on the Grant Date, if so specified by the Committee or the Board) or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

          2.11 "Grant Date" means the later of (i) the date as of which the Committee approves the grant and (ii) the date as of which the Optionee and the Corporation, Subsidiary or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

          2.12 "Immediate Family Members" means the spouse, children and grandchildren of the Optionee.

          2.13 "Incentive Stock Option" means an "incentive stock option" within the meaning of section 422 of the Code.

          2.14 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.15 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

          2.16 "Optionee" means a person who holds an Option under the Plan.

          2.17 "Option Period" means the period during which Options may be exercised as defined in Section 11.

          2.18 "Option Price" means the purchase price for each share of Stock subject to an Option.

          2.19 "Plan" means the Capital Re Corporation 1997 Employee Stock Option Plan.

          2.20 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.21 "Service Relationship" means the provision of bona fide services to the Corporation, a Subsidiary or an Affiliate as an employee, director, advisor or consultant.

          2.22 "Stock" mean the shares of common stock, par value $.01 per share, of the Corporation.

          2.23 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.

3.        ADMINISTRATION

    3.1.  Committee

          The Plan shall be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

    3.2.  No Liability

          No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

4.        STOCK

          The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares of Stock, which number of shares is subject to adjustment as provided in
Section 19 hereof. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

5.        ELIGIBILITY

          Options may be granted under the Plan to (i) any officer or key employee of the Corporation, any Subsidiary or any Affiliate (including any such officer or key employee who is also a director of the Corporation, any Subsidiary or any Affiliate) (ii) to a trust for the benefit of any officer or key employee or group of key employees of the Corporation, any Subsidiary or any Affiliate or (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual may hold more than one Option, subject to such restrictions as are provided herein.

6.        EFFECTIVE DATE AND TERM

    6.1.  Effective Date

          The Plan shall become effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of such effective date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Corporation; provided, however,
                                                             --------  -------
that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null, void and of no effect.

    6.2.  Term

          The Plan shall terminate on the date 10 years after the effective date.

7.        GRANT OF OPTIONS

          Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Without limiting the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.
The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person is 500,000 shares.

8.        LIMITATION ON INCENTIVE STOCK OPTIONS

          An Option shall constitute an Incentive Stock Option only to the extent that (i) it is designated an Incentive Stock Option and (ii) the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

9.        OPTION AGREEMENTS

          All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall
                    --------  -------
comply with all terms of the Plan.

10.       OPTION PRICE

          The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. In the case of an Option that is intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee); provided,
                                                                  --------
however, that in the event the Optionee would otherwise be ineligible to receive
-------
an Incentive Stock Option by reason of
the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of the Stock covered by the Option at the time such Option is granted. In the case of an Option not intended to constitute an Incentive Stock Option, the Option Price shall be not less than the par value of a share of the Stock covered by the Option on the date the Option is granted.

11.       TERM AND EXERCISE OF OPTIONS

   11.1.  Term

          Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible
--------  -------
to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

   11.2.  Exercise by Optionee

          Only the Optionee receiving an Option or a transferee of an Option pursuant to Section 12 (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative, and in the case of the Optionee's death, the Optionee's estate) may exercise the Option.

   11.3.  Option Period and Limitations on Exercise

          Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 6.1 hereof.

   11.4.  Method of Exercise

          An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in Sections 11.4(a) and 11.4(b) hereof; provided, however, that the Committee may in its
                            --------  -------
discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 19 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

   11.5.  Parachute Limitations

          Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any such Subsidiary) for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment,
                     ---
the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

12.       TRANSFERABILITY OF OPTIONS

          12.1.  Transferability of Options

          Except as provided in Section 12.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

          12.2.  Family Transfers.

          Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option which is not an Incentive Stock Option to
(i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section
12.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of
Section 12.2 hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination of the Service Relationship of Sections 13 and 14 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.3.

13.       TERMINATION OF SERVICE RELATIONSHIP

          Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee or for Cause, any Option granted to an Optionee pursuant to the Plan shall continue to be exercisable only to the extent that it was exercisable immediately before such termination; provided, however, such
                                                     --------  -------
Option shall terminate thirty (30) days after the date of such termination of Service Relationship, unless earlier terminated pursuant to Section 11.1 hereof, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided further, that the Committee may provide,
                             -------- -------
by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, any Option granted to an Optionee pursuant to the Plan shall terminate and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided however, that the
                                                      -------- -------
Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of Service Relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, including without limitation this Section 13 and Section 14, unless otherwise provided in an Option Agreement, a termination of Service Relationship with the Corporation, a Subsidiary or an Affiliate shall not be deemed to occur if the Optionee immediately thereafter has a Service Relationship with the Corporation, any other Subsidiary or any other Affiliate.

14.       RIGHTS IN THE EVENT OF DEATH OR DISABILITY

   14.1.  Death

          If an Optionee dies while in a Service Relationship with the Corporation, a Subsidiary or an Affiliate or within the period following the termination of such Service Relationship during which the Option is exercisable under Section 13 or 14.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate
--------  -------
language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 11.3 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to
Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

   14.2.  Disability

          If an Optionee terminates a Service Relationship with the Corporation, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of Service Relationship, whether or not such Option was exercisable immediately prior to such termination of Service Relationship; provided, however, that the Committee may provide, by
                         --------  -------
inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of the termination of the Service Relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of a Service Relationship is to be considered by reason of

"permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

15.       USE OF PROCEEDS

          The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

16.       SECURITIES LAWS

          The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.       EXCHANGE ACT: RULE 16B-3

   17.1.  General

          The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 17.2 hereof), be inoperative and void.

   17.2.  Compensation Committee

          The Committee appointed in accordance with Section 3.1 hereof shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the

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Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.

   17.3.  Restriction on Transfer of Stock

          No director, officer or other "insider" of the Corporation subject to
Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.

18.       AMENDMENT AND TERMINATION

          The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. The Corporation also may retain the right in an Option Agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable Option Agreement. Furthermore, the Corporation may, in the Option Agreement, retain the right to annul the grant of an Option if the holder of such grant had a Service Relationship with the Corporation, a Subsidiary, or an Affiliate and is terminated "for cause," as defined in the applicable Option Agreement. Except as permitted under Section 19 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair rights or obligations under any Option theretofore granted under the Plan.

19.       EFFECT OF CHANGES IN CAPITALIZATION

   19.1.  Changes in Stock

          If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

   19.2.  Reorganization With Corporation Surviving

          Subject to Section 19.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

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

   19.3.  Other Reorganizations; Sale of Assets or Stock

          Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, to the extent such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

   19.4.  Adjustments

          Adjustments under this Section 19 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

   19.5.  No Limitations on Corporation

          The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

20.       WITHHOLDING

          The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

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

21.       DISCLAIMER OF RIGHTS

          No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation, any Subsidiary or any Affiliate, or to interfere in any way with the right and authority of the Corporation, any Subsidiary or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation, any Subsidiary or any Affiliate. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

22.       NONEXCLUSIVITY

          Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

23.       GOVERNING LAW.

          This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

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